Standing Strong for 85 Years

Selective 85th Anniversary

Raymond James 33rd Annual Institutional Investors Conference

March 6, 2012

SELECTIVE®

Forward Looking Statement

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Standing Strong for 85 Years

Financial Overview

Dale Thatcher

Chief Financial Officer

SELECTIVE®

Who We Are

- $1.5B 2011 NPW
- Super-regional carrier
- Distribution through independent agents
- Small to mid-sized suburban and rural risks
- 80% standard commercial lines
- History of financial strength



E&S and Standard Lines -
E&S only -

Rated "A+" by A.M. Best for 50 consecutive years

Standard Commercial Lines

- 22 state footprint
- 1,000 independent agency relationships
- Average account size of $9,000
- 80% of NPW


General Liability 30%
Auto 24%
BOP 6%
Other 2%
Commercial Property 16%
Workers Compensation 22%


Commercial Lines -

Personal Lines

- 13 state footprint
- 580 independent agents
- Agents want joint C/L & P/L markets
- Homeowners improvement plan
    - Expect 11.5% in-force rate in 2012
    - By-peril rating capabilities
- Flood 2011 net income $11M
- 18% of NPW


Other 5%
Homeowners 40%
Personal Auto 55%


Personal Lines -

Contract Binding Authority E&S Business

- Right time to enter business
- 90 wholesale agents with controlled binding authority and no claims authority
- Within E&S, lower hazard and dollar limits
- Average account size $2,200
- Similar to Selective's small business model
- 2010: $120M GPW



Property 22%
Casualty 78%

MUSIC[SM]

STONECREEK[SM]
Specialty

High Quality Investment Portfolio

- Well diversified, laddered portfolio
- Deployed high dividend yield equity strategy in 2011
- 1% of bond portfolio rated "BB" & below
- 3.2 year average duration
- Investment leverage = 3.71x

$4.1B Invested Assets
December 31, 2011



Bonds 88%
Avg Rating AA-
Short-Term 5%
Alternatives 3%
Equities 4%

Selective's Use of Underwriting Leverage



1.9
1.7
1.5
1.3
1.1
0.9
0.7
0.5
1.9
1.3
1.8
1.2
1.7
1.1
1.6
1.0
1.5
0.9
1.5
0.9
1.7
1.0
1.5
0.8
1.3
0.7
1.4
0.8
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
SIGI
P&C

Sources: ISO, AM Best, III

Impact of Leverage


Combined Ratio Required for 12% ROE
Reported Investment Portfolio Yield Versus New Money Rates
100
90
80
70
~95%
~87%
~93%
~84%
SIGI
Industry
2011 (Reported Portfolio Yield)
2011 (Applying New Money Rates)

Leverage	Investment	Underwriting
SIGI	3.7x	1.4x
Industry	2.3x	0.8x

Industry Source: AM Best Estimates

Strategically Deploying Capital


Acquisitions
2011: E&S Acquisitions
Organic Growth
1998-2006: Doubled in Size
Financial Strength Required for Operations
Liquidity
2009: Preservation of Capital
Return Capital
2006-2008: Share Repurchases
2008: Dividend Increase

Road to 12% ROE


12% ROE
Ongoing expense management
Claims initiatives 3 points over 3 years
Personal Lines underwriting improvements
Personal Lines price increases
Commercial Lines underwriting improvements
Commercial Lines price increases between 5-8% over 3 years

STANDING STRONG FOR 85 YEARS

Strategic Overview

John Marchioni

EVP, Insurance Operations

SELECTIVE®

Driving Success with Franchise Relationships

High-tech, high-touch business model

Agent Touchpoints


Participative management team
Technology connectivity
Annual surveys highlight areas of improvement
Agent road shows
Field model built around Agency Management Specialists (AMS)

Relationships Drive Business


Key Agent
Touchpoint
Agency Management
Specialist (AMS)

- 100 field underwriters focusing on middle market accounts
- Responsible for agent growth and profitability
- Expect $2.5M in new business per AMS/year

Agent Touchpoints with Selective



Agent Touchpoints
Field Marketing Specialist (FMS)
• Small C/L Business
• Personal Lines
Agency Management Specialist (AMS)
• Primary Relationship Manager
• New Business Middle Market Underwriting
Claims Management Specialist (CMS)
• Marketing Opportunity for Agents
• Responsive Handling of Claims
Safety Management Specialist (SMS)
• Increases Retention
• Lowers Frequency of Losses

End-Customer Relationships



Customer Experience Touchpoint Audit
Voice of The Customer Surveys
Launch of Redesigned Customer Bill
INITIATIVES
CUSTOMER EXPERIENCE
POSITIVE FINANCIAL IMPACT
Improves Retention
Lowers Acquisition Costs
Improves Profitability
Direct Access to Consumers

Customer Satisfaction Drives Long-Term Success

Strategy for Profitable Growth



Rate
Underwriting Improvements
Profitable Growth
New Business
Retention

Successfully Managing the Commercial Lines Cycle



6.0%
4.0%
2.0%
0.0%
-2.0%
Selective
CLIPS
0.6%
1.5%
2.7%
3.4%
3.3%
2.8%
2.8%
2.8%
2.6%
2.7%
3.4%
4.5%
5.3%
2Q:09
3Q:09
4Q:09
1Q:10
2Q:10
3Q:10
4Q:10
1Q:11
2Q:11
3Q:11
4Q:11
Jan:12
Feb:12

11 consecutive quarters of positive price

Successfully Managing the Commercial Lines Cycle

- Dynamic Portfolio Manager
  - Consolidates information and increases productivity
  - Models renewal strategies
  - Feedback loop to improve inventory management leading to better decisions and better results


Action Plan:
①
②
③

Dynamic Portfolio Manager Decision Flow



Renewal Underwriters Inventory
3,000 accounts/ month reviewed
Real Time Impact on Inventory
Underwriting Actions
Underwriting Goals
Rate
Retention
Quality
Profitability
Dynamic Portfolio Manager
"What If" Analysis

New Business Capacity for Profitable Growth

- Share of wallet 7%
- $2.5M in new business per AMS
- New FMS role created
  - Marketing small C/L business and P/L
  - Adding agency storefronts to increase scale
- 50+ new and expanded C/L products
- $300-400 million CBA E&S premium potential


Premium
Profitability

New Cycle, New Opportunities


STONECREEK SM
Specialty
Customer Experience
XSELerate®
Selective's Agency Integration Technology
MUSIC
PREMIUM
50 New C/L Products
3rd Generation Modeling
MATRIX SM
Dynamic Portfolio Manager
PROFITABILITY

STANDING STRONG FOR 85 YEARS

Raymond James 33rd Annual Institutional Investors Conference

March 6, 2012

SELECTIVE®